                                                                    EXHIBIT 99.1

                          Maxcor Financial Group Inc.

                                                                October __, 1997

To Our Warrant Holders:

     The Company is proposing in the documents enclosed herewith to allow holders of its Redeemable Common Stock Purchase Warrants (Nasdaq: MAXFW) and its Series B Redeemable Common Stock Purchase Warrants (Nasdaq: MAXFZ) to exchange such Warrants for shares of the Company's Common Stock (Nasdaq: MAXF) on the basis of 0.1667 of a share of Common Stock for each and every outstanding Warrant (the "Exchange Offer"). Accordingly, the Company will issue one whole share of Common Stock in exchange for every six Warrants (of either or both series) tendered and accepted by the Company for exchange pursuant to the Exchange Offer. Cash will be paid in lieu of fractional shares being issued.

     The Company is undertaking the Exchange Offer in order to simplify the Company's capital structure, reduce the potential future dilutive impact on the Company's earnings per share that could be caused by the Warrants and eliminate any overhang on the Common Stock price from the existence of the Warrants. The Company believes these purposes are best served only if all or substantially all of the Warrants are retired and, accordingly, has established a minimum tender condition of 95%, meaning that the Company reserves the right not to proceed with the Exchange Offer if less than 95% of all outstanding Warrants are validly tendered. If the Exchange Offer is consummated, the Company intends to delist any remaining Warrants from trading on the Nasdaq National Market and to deregister such Warrants under the Securities Exchange Act of 1934.

     Neither the Company nor its Board of Directors is making any recommendation to Warrant holders as to whether or not to tender their Warrants in the Exchange Offer. However, you should be aware that all directors and executive officers of the Company, and all stockholders beneficially owning 5% or more of the outstanding Common Stock, have indicated to the Company their current intention to tender in the Exchange Offer all of the Warrants owned by them. Such persons and entities collectively own approximately 49% of all outstanding Warrants.

     The Exchange Offer will expire at 5:00 p.m., New York City time, on _________, 1997, unless extended. Accordingly, we urge you to read promptly the enclosed Prospectus, which sets forth the full terms and conditions of the Exchange Offer, as well as the enclosed Form 10-K and Form 10-Q, which set forth financial and other information concerning the Company. The enclosed Letter of Transmittal (as well as pages __ to __ of the Prospectus) contains detailed instructions as to the steps needed to be taken by you in order to participate in the Exchange Offer. In addition, if you have any questions about the Exchange Offer or need additional copies of the enclosed materials, you should feel free to contact the Company's Information Agent, D.F. King & Co., Inc. at (800) 207-3158.

                                       Very truly yours,

                                       Gilbert D. Scharf
                                       Chairman, President and
                                       Chief Executive Officer

                           MAXCOR FINANCIAL GROUP INC.

                                Offer to Exchange
                        0.1667 of a Share of Common Stock
                         of Maxcor Financial Group Inc.
                      for Each and Every of its Outstanding
                    Redeemable Common Stock Purchase Warrants
                                       and
               Series B Redeemable Common Stock Purchase Warrants

                                                                October __, 1997

To Brokers, Dealers and Other Nominees:

         Maxcor Financial Group Inc. ("Company") is enclosing herewith copies of a Prospectus, dated October __, 1997 ("Prospectus"), a related Letter of Transmittal (which, as amended from time to time, together constitute the "Exchange Offer") and certain other materials listed below. These materials are intended for you to distribute to your clients in connection with the Company's offer to exchange 0.1667 of a share of its common stock, par value $.001 per share ("Common Stock"), for each and every of its outstanding Redeemable Common Stock Purchase Warrants ("Series A Warrants") and Series B Redeemable Common Stock Purchase Warrants ("Series B Warrants" and together with the Series A Warrants, the "Warrants"), upon the terms and subject to the conditions of the Exchange Offer. As described in more detail in the Prospectus, the Company will issue one share of Common Stock in exchange for every six Warrants (either Series A Warrants, Series B Warrants or both) tendered and accepted by the Company for exchange pursuant to the Exchange Offer. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Holders of Warrants who tender a number of Warrants not evenly divisible by six and who would otherwise therefore be entitled to a fractional share of Common Stock will receive cash in lieu of such fractional amount. Additionally, under the Company's Stockholder Rights Plan, one Right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock will be issued with and solely represented by each share of Common Stock that is issued to a Warrant holder in exchange for his or her Warrants.

         The Company will pay to Soliciting Dealers (as hereinafter defined) a solicitation fee related to their solicitation efforts of $.05 per Warrant for any Warrants that they solicit and that are tendered and accepted for exchange and exchanged pursuant to the Exchange Offer; provided that no solicitation fee shall be payable with respect to Warrants beneficially owned (i) by any of the directors, executive officers or 5% stockholders of the Company who have indicated to the Company (as described in the Prospectus) their current intent to tender their Warrants, (ii) by any employee of the Company or its affiliates or (iii) by the Soliciting Dealer. The term "Soliciting Dealer" shall mean (x) any broker or dealer in securities that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"),
(y) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent a though it were an NASD member or
(z) any bank or trust company.


         No such solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Warrants by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as having solicited and obtained the tender of the Warrants covered thereby. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Warrants by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Warrants are being delivered by book-entry transfer or pursuant to the guaranteed delivery procedure, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within five business days after the Expiration Date to receive a solicitation fee. All questions as to the validity, form or eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Company, whose determination will be final and binding. None of the Company, the Exchange Agent, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in any Notices of Solicited Tenders or incur any liability for failure to give any such notification. The Company reserves the absolute right not to pay any solicitation fees that would, in the opinion of counsel for the Company, be unlawful or violate the regulations of any national securities exchange or the NASD. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent or the Information Agent for purposes of the Exchange Offer.

         For your information and for forwarding to your clients for whom you hold Warrants registered in your name or in the name of your nominee, or who hold Warrants registered in their own names, we are enclosing the following documents:

         1. The Prospectus, dated October __, 1997.

         2. The Letter of Transmittal to be used by registered holders of Warrants in accepting the Exchange Offer;

         3. A form of letter which you may send, as a cover letter to accompany the Prospectus and related materials, to your clients for whose accounts you hold Warrants registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with respect to the Exchange Offer;

         4. A Letter to Warrant holders from Gilbert D. Scharf, Chairman, President and Chief Executive Officer of the Company;

         5. The Annual Report on Form 10-K of the Company for the year ended December 31, 1996;

         6. The Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 1997;

         7. A Form of Notice of Guaranteed Delivery (to be used to accept the Exchange Offer if certificates evidencing the Warrants are not immediately available or under certain other circumstances described in the Prospectus);

         8. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9;

         9. Certificate of Foreign Status on Form W-8 (for non-United States clients); and

         10. A return envelope addressed to Continental Stock Transfer & Trust Company, the Exchange Agent.

         Your prompt action is requested. We urge you to contact your clients as soon as possible. The Exchange Offer will expire at 5:00 p.m., New York City time, on _________ __, 1997, unless extended ("Expiration Date"). Tendered Warrants may be withdrawn at any time prior to the Expiration Date and unless theretofore accepted for exchange by the Company, may also be withdrawn after 5:00 p.m., New York City time, on _______ __, 1997.

         The Exchange Offer is conditioned upon at least 95% of the aggregate outstanding Warrants being validly tendered and not withdrawn prior to the Expiration Date and certain other conditions. Any or all of the conditions, if not satisfied in the Company's reasonable discretion, may be waived by the

Company, in whole or in part at any time prior to the Expiration Date, subject to applicable law. See "THE EXCHANGE OFFER--Conditions of the Exchange Offer" in the Prospectus.

         Other than fees to be paid to any Soliciting Dealers, as described above, the Company will not make any payments to brokers, dealers or others soliciting tenders of Warrants pursuant to the Exchange Offer. The Company, however, will pay to Continental Stock Transfer & Trust Company (the Exchange Agent) and D.F. King & Co., Inc. (the Information Agent) reasonable and customary fees for their services in connection with the Exchange Offer and will reimburse them for their reasonable out-of-pocket expenses in connection therewith. In addition, you will be reimbursed for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients who are beneficial owners of the Warrants, and in handling or forwarding any of their tenders of Warrants.

         In general, the rules of the Securities and Exchange Commission prohibit any broker-dealer that is participating in the distribution of securities for or on behalf of the Company from making a market in the Common Stock or Warrants during a "restricted period" commencing up to five days prior to the date that this Prospectus is distributed to Warrant holders and extending until completion of the Exchange Offer. The Commission has, however, adopted exceptions to these rules that permit market making under certain conditions. These rules permit such broker-dealers to continue to make a market subject to the conditions, among others, that its bid not exceed the highest bid by a market maker not connected with the Exchange Offer and that its net purchases on any one trading day not exceed prescribed limits. Pursuant to these exemptions, certain broker-dealers receiving solicitation fees and/or their respective affiliates may engage in passive market making in the Common Stock or Warrants during the restricted period.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Warrants to it or its order pursuant to the Exchange Offer. If, however, shares of Common Stock issued pursuant to the Exchange Offer or substitute certificates evidencing Warrants not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Warrants tendered, or if tendered certificates representing Warrants are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Warrants to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         To participate in the Exchange Offer, certificates for Warrants, or a timely confirmation of a book-entry transfer of such Warrants into the Exchange Agent's account at the Depository Trust Company, in each case together with a duly executed and properly completed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of Warrants, and any other required documents, must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date as indicated in the Letter of Transmittal and the Prospectus.

         If holders of the Warrants wish to tender, but it is impracticable for them to forward their Warrants prior to 5:00 p.m., New York City time, on the Expiration Date or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "THE EXCHANGE OFFER--Guaranteed Delivery Procedure," which procedures include delivering a properly completed and executed Notice of Guaranteed Delivery with required signature guarantees, or an Agent's Message with respect to guaranteed delivery, prior to such time.

         Any inquiries you may have with respect to the Exchange Offer, or requests for additional copies of the enclosed materials, should be addressed to the Information Agent, D.F. King & Co., Inc. at (800) 207-3158.

                                                Very truly yours,

                                                MAXCOR FINANCIAL GROUP INC.

         NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF THE COMPANY, THE INFORMATION AGENT OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER, EXCEPT FOR THE DOCUMENTS ENCLOSED AND THE STATEMENTS EXPRESSLY MADE THEREIN.

                           NOTICE OF SOLICITED TENDERS

         The Company will pay to any Soliciting Dealer (as defined hereinafter) a solicitation fee related to its solicitation efforts of $.05 per Warrant for any Warrants that it solicits and that are tendered and accepted for exchange and exchanged in connection with the Exchange Offer; provided, that no solicitation fee shall be payable with respect to Warrants beneficially owned by
(i) any of the directors, executive officers or 5% stockholders who have indicated to the Company their current intent to tender their Warrants, (ii) any employee of the Company or its affiliates or (iii) the Soliciting Dealers. The term "Soliciting Dealer" shall mean (x) any broker or dealer in securities that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (y) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member or (z) any bank or trust company. If tendered Warrants are being delivered by book-entry transfer or pursuant to the guaranteed delivery procedure, the Soliciting Dealer must return this Notice of Solicited Tenders to the Exchange Agent within five business days after the Expiration Date in order to receive a solicitation fee.

         No such solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Warrants by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as having solicited and obtained the tender of the Warrants covered thereby. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Warrants by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

         List below the number of Warrants tendered by each beneficial owner whose tender you have solicited. If the space below is inadequate, list the Warrants on a separate signed schedule and affix the list to this Notice of Solicited Tenders.


            NAME(S) AND ADDRESS(ES) OF
               REGISTERED HOLDER(S)
                 (Please fill in)                                             WARRANTS TENDERED
--------------------------------------------------    ---------------------------------------------------------------
                                                                         Indicate
                                                                         Whether
                                                                         Series A                             Total
                                                        Warrant         Warrant or          Total           Number of
                                                      Certificate        Series B         Number of          Warrants
                                                       Number(s)         Warrant           Warrants         Tendered*
--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------

            NAME(S) AND ADDRESS(ES) OF
               REGISTERED HOLDER(S)
                 (Please fill in)                                             WARRANTS TENDERED
--------------------------------------------------    ---------------------------------------------------------------
                                                                         Indicate
                                                                         Whether
                                                                         Series A                             Total
                                                        Warrant         Warrant or          Total           Number of
                                                      Certificate        Series B         Number of          Warrants
                                                       Number(s)         Warrant           Warrants         Tendered*
--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------



--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------


--------------------------------------------------    -----------       ----------        ---------         ---------

                                    Total Warrants
--------------------------------------------------    -----------       ----------        ---------         ---------

--------------------------------------------------------------------------------
* Unless otherwise indicated, it will be assumed that the total number of Warrants represented by the certificates bearing the serial numbers listed are being tendered.
--------------------------------------------------------------------------------

         All questions as to the validity, form or eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Company, whose determination will be final and binding. None of the Company, the Exchange Agent, the Information Agent or any other person will be under any duty to give information of any defects or irregularities in any Notices of Solicited Tenders or incur any liability or failure to give any such notification. The Company reserves the absolute right not to pay any solicitation fees that would, in the opinion of counsel for the Company, be unlawful or violate the regulations of any national securities exchange or the NASD.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT AND MUST BE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.

         The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (iii) in soliciting tenders of Warrants, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's

Rules of Fair Practice in making solicitations.


----------------------------------------      ----------------------------------
Firm Name                                     Address (including Zip Code)


----------------------------------------      ----------------------------------
By:                                           Area Code and Telephone Number
Title:

                      DO NOT SEND WARRANTS WITH THIS FORM.
                   WARRANT CERTIFICATES MUST BE SENT WITH THE
                              LETTER OF TRANSMITTAL

================================================================================
                      SOLICITATION FEE PAYMENT INSTRUCTIONS

Issue check to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                (Taxpayer identification or Social Security No.)
================================================================================

                                Offer to Exchange
                      0.1667 of a Share of Common Stock of
                           MAXCOR FINANCIAL GROUP INC.
                      for Each and Every of its Outstanding
                  Redeemable Common Stock Purchase Warrants and
               Series B Redeemable Common Stock Purchase Warrants

                                                                October __, 1997

To Our Clients:

         Enclosed for your consideration is a Prospectus, dated October __, 1997 ("Prospectus"), of Maxcor Financial Group Inc., a Delaware corporation ("Company"), and a related Letter of Transmittal (which, as amended from time to time, together constitute the "Exchange Offer") relating to the Exchange Offer by the Company to exchange 0.1667 of a share of its common stock, par value $.001 per share ("Common Stock"), for each and every of its outstanding Redeemable Common Stock Purchase Warrants ("Series A Warrants") and Series B Redeemable Common Stock Purchase Warrants ("Series B Warrants" and, together with the Series A Warrants, the "Warrants"), upon the terms and subject to the conditions of the Exchange Offer. As described in more detail in the Prospectus, the Company will issue one share of Common Stock in exchange for every six Warrants (either Series A Warrants, Series B Warrants or both) tendered and accepted by the Company for exchange pursuant to the Exchange Offer. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Holders of Warrants who tender a number of Warrants not evenly divisible by six and who would otherwise therefore be entitled to a fractional share of Common Stock will receive cash in lieu of such fractional amount. Additionally, under the Company's Stockholder Rights Plan, one Right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock will be issued with and solely represented by each share of Common Stock that is issued to a Warrant holder in exchange for his or her Warrants.

         Also enclosed for your information are the Company's most recent Quarterly Report on Form 10-Q (for the three months ended June 30, 1997) and Annual Report on Form 10-K (for the year ended December 31, 1996).

         Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on _________ __, 1997, unless extended ("Expiration Date"). Tenders of Warrants may be withdrawn at any time prior to the Expiration Date and unless theretofore accepted for exchange by the Company, may be withdrawn after 5:00 p.m., New York City time on ________ __, 1997.

         The Company reserves the right to terminate or not proceed with the Exchange Offer, or to extend or otherwise amend the Exchange Offer, if, among other things, there is not validly tendered prior to the Expiration Date and not withdrawn a minimum of 95% of the aggregate outstanding Warrants. The Exchange Offer is also conditioned upon certain other customary conditions. Any or all of the conditions, if not satisfied in the Company's reasonable discretion, may be waived by the Company, in whole or in part at any time prior to the Expiration Date, subject to applicable law.


         This material is being forwarded to you as the beneficial owner of Warrants carried by us in your account but not registered in your name. A tender of such Warrants may be made only by us as the holder of record and pursuant to your instructions. The accompanying Letter of Transmittal is furnished to you for your information only and may not be used by you to tender Warrants.

         Accordingly, we request instructions as to whether you wish us to tender any or all such Warrants held by us for your account, pursuant to the terms and conditions of the Exchange Offer as described in the enclosed Prospectus and Letter of Transmittal.

         Your instructions to us should be forwarded as promptly as possible in order to permit us to tender your Warrants on your behalf in accordance with the provisions of the Exchange Offer.

         If you wish to have us tender any or all of your Warrants, please so instruct us by completing, executing and returning to us the attached instruction form.

                 INSTRUCTIONS WITH RESPECT TO THE EXCHANGE OFFER
                         OF MAXCOR FINANCIAL GROUP INC.

         The undersigned acknowledge(s) receipt of your letter, the Prospectus describing the Exchange Offer by the Company to acquire all of its outstanding Warrants, the related Letter of Transmittal and the Company's most recent Form 10-Q and Form 10-K.

         This will instruct you to tender the number of Warrants indicated below (or, if no number is indicated below, all Warrants) held by you for the account of the undersigned, pursuant to the terms and conditions of the Exchange Offer as set forth in the Prospectus and the related Letter of Transmittal.

                                           Number of Warrants to be Tendered:
                                           ______________ Series A  Warrants and
                                           ______________ Series B Warrants.

Date:
      -----------------------------------  -------------------------------------

                                           -------------------------------------
                                                      Signature(s)

-----------------------------------------  -------------------------------------
 Please type or print address(es) here

-----------------------------------------  -------------------------------------

-----------------------------------------  -------------------------------------
    Area Code and Telephone Number

-----------------------------------------
Taxpayer Identification or Social Security Number(s)

         UNLESS A SPECIFIC CONTRARY INSTRUCTION IS GIVEN IN THE SPACE PROVIDED, YOUR SIGNATURE(S) HEREON SHALL CONSTITUTE AN INSTRUCTION TO US TO TENDER ALL YOUR WARRANTS PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL.

                              LETTER OF TRANSMITTAL
                                    to Tender
                    REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       and
               SERIES B REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       of
                           MAXCOR FINANCIAL GROUP INC.
               Pursuant to the Prospectus, dated October __, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON ___________, 1997, UNLESS EXTENDED. THE EXCHANGE OFFER IS CONDITIONED UPON AT LEAST 95%
OF THE AGGREGATE OUTSTANDING WARRANTS BEING VALIDLY TENDERED AND NOT WITHDRAWN AND CERTAIN OTHER CONDITIONS. WARRANTS TENDERED FOR EXCHANGE MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE AND, UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE, AT ANY TIME AFTER 5:00 P.M. NEW YORK CITY TIME ON _____________, 1997.

                                 EXCHANGE AGENT:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

           By Mail:                    By Overnight Courier:                   By Hand:
  Continental Stock Transfer        Continental Stock Transfer       Continental Stock Transfer &
        & Trust Company                   & Trust Company                    Trust Company
          2 Broadway                        2 Broadway                  2 Broadway, 19th Floor
      New York, NY 10004                New York, NY 10004                New York, NY 10004
Attn: Reorganization Department   Attn: Reorganization Department   Attn: Reorganization Department
 (registered or certified mail
         recommended)

                                  By Facsimile:
                           Continental Stock Transfer
                                 & Trust Company
                         Attn: Reorganization Department
                             Fax No. (212) 509-5150
                        (For Eligible Institutions Only)
                              Confirm by telephone:
                     Telephone no. (212) 509-4000, ext. 535

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

         The undersigned acknowledges receipt of the Prospectus, dated October __, 1997 ("Prospectus"), of Maxcor Financial Group Inc. ("Company") which, together with this Letter of Transmittal ("Letter of Transmittal"), as either may be amended from time to time, constitute the Company's offer ("Exchange

Offer"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, to exchange 0.1667 of a share of its common stock, par value $.001 per share ("Common Stock"), for each and every of its issued and outstanding Redeemable Common Stock Purchase Warrants ("Series A Warrants") and Series B Redeemable Common

Stock Purchase Warrants ("Series B Warrants" and, together with the Series A Warrants, the "Warrants"). As described in more detail in the Prospectus, the Company will issue one whole share of Common Stock in exchange for every six Warrants (either Series A Warrants, Series B Warrants or both) tendered and accepted by the Company for exchange pursuant to the Exchange Offer. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Holders of Warrants who tender a number of Warrants not evenly divisible by six and who would otherwise therefore be entitled to a fractional share of Common Stock will receive cash in lieu of such fractional amount. Additionally, under the Company's Stockholder Rights Plan, one Right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock will be issued with and solely represented by each share of Common Stock that is issued to a Warrant holder in exchange for his or her Warrants.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING OR SIGNING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW.

         List below the Warrants to which this Letter of Transmittal relates. If the space provided below is inadequate, the Warrant certificate numbers, the number of Warrants represented thereby, the number of Warrants being tendered and the Series of Warrant should be listed on a separate signed schedule and affixed hereto.


                                        DESCRIPTION OF WARRANTS TENDERED HEREWITH
--------------------------------------------------------------------------------------------------------------------

            NAME(S) AND ADDRESS(ES) OF
               REGISTERED HOLDER(S)
(If blank, please fill in exactly as name(s) appears
            on Warrant certificate(s))                                         WARRANTS TENDERED
------------------------------------------------------   -----------------------------------------------------------
                                                                              Indicate
                                                                              Whether
                                                                              Series A                       Total
                                                            Warrant          Warrant or       Total        Number of
                                                          Certificate         Series B      Number of      Warrants
                                                           Number(s)*         Warrant       Warrants*     Tendered**
------------------------------------------------------   ------------        ----------     ---------     ----------


------------------------------------------------------   ------------        ----------     ---------     ----------


------------------------------------------------------   ------------        ----------     ---------     ----------


------------------------------------------------------   ------------        ----------     ---------     ----------


                                     Total Warrants
------------------------------------------------------   ------------        ----------     ---------     ----------

--------------------------------------------------------------------------------
* Need not be completed by Warrant holders tendering Warrants by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Warrants represented by the certificates bearing the serial numbers listed are being tendered.
--------------------------------------------------------------------------------

         This Letter of Transmittal is to be completed by holders of Warrants pursuant to instructions set forth below and the procedures set forth in the Prospectus under the caption "THE EXCHANGE OFFER -- Procedure for Tendering."

         Warrant holders whose Warrants are not immediately available or who cannot deliver their Warrants or a confirmation (a "Book-Entry Confirmation") of a book-entry tender of their Warrants into the Exchange Agent's account at the Depositary Trust Company ("DTC") and all other documents required hereby to the

Exchange Agent on or prior to the Expiration Date must tender their Warrants in accordance with the Notice of Guaranteed Delivery enclosed herewith and the guaranteed delivery procedure set forth in the Prospectus under the caption "THE EXCHANGE OFFER -- Guaranteed Delivery Procedure." See Instruction 1 of this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

/ / CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):
                                      ------------------------------------------

         Name of Eligible Institution that Guaranteed Delivery:
                                                               -----------------

/ / CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       -----------------------------------------

         Account Number:
                        --------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

/ / CHECK HERE TO INDICATE WHETHER ANYONE SOLICITED THE TENDER OF YOUR WARRANTS AND, IF SO, COMPLETE THE FOLLOWING (SEE INSTRUCTION 9)

         Name of Soliciting Dealer:
                                   ---------------------------------------------

         Name of Individual Broker:
                                   ---------------------------------------------

         Telephone Number of Broker:
                                    --------------------------------------------

         Address:
                 ---------------------------------------------------------------

         Number of Warrants Solicited:
                                      ------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Warrants listed above. Subject to, and effective upon, the acceptance for exchange of the Warrants tendered herewith, the undersigned hereby sells, exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Warrants. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Holders of Warrants who tender a number of Warrants not evenly divisible by six and who would otherwise therefore be entitled pursuant to the Exchange Offer to a fractional share of Common Stock will receive cash in lieu of such fractional amount. Under the Company's Stockholder Rights Plan, one Right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock will be issued with and solely represented by each share of Common Stock that is issued to a Warrant holder in exchange for his or her Warrants.

         The undersigned represents and warrants that the undersigned is the lawful owner of, and has full power and authority to tender, exchange, assign and transfer, the Warrants described above and tendered hereby and that, if and when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Warrants, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that the undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Warrants.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer--Conditions to the Exchange Offer," including without limitation, a minimum condition that at least 95% of the outstanding Warrants be exchanged prior to the Expiration Date. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to complete the Exchange Offer and/or exchange any of the Warrants tendered hereby and, in such event, the Warrants not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         The undersigned hereby irrevocably appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the undersigned's Warrants tendered hereby, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to effect the exchange of such Warrants for the shares of Common Stock (and cash payment in lieu of fractional interests, if any) being offered by the Company in exchange therefor pursuant to and upon the terms of the Exchange Offer, including to deliver such Warrants, together with all accompanying evidences of transfer and authenticity, to the Company, the Exchange Agent or the stock transfer agent of the Company for retirement or cancellation.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Warrants may be withdrawn at any time prior to 5:00 p.m., New York City Time on ______ __, 1997, unless extended

("Expiration Date") and, unless previously accepted for exchange, at any time after 5:00 p.m., New York City time, on _________ __, 1997.

         Unless otherwise indicated herein under "Special Exchange Instructions," please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of the registered holder(s) appearing above under "Description of Warrants Tendered Herewith." Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail the certificates representing issued Common Stock (and any cash in lieu of fractional interests) and/or return any Warrants not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) above appearing under "Description of Warrants Tendered Herewith." If both the "Special Exchange Instructions" and the "Special Delivery Instructions" are completed, please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of, and deliver the certificates(s) for such Common Stock (and any cash in lieu of fractional interests) and/or return any Warrants not accepted for exchange to, the person or persons so indicated. Appropriate signature guarantees have been included with respect to Warrants for which Special Exchange Instructions and/or Special Delivery Instructions have been given. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Warrants from the name of the registered holder thereof if the Company does not accept for exchange any of the Warrants so tendered.


SPECIAL EXCHANGE INSTRUCTIONS                                                       SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 5)                                                       (See Instructions 3, 4 and 5)

To be completed ONLY if the shares of the                                           To be completed ONLY if the shares of the issued
Common Stock are to be issued in the name of                                        Common Stock are to be mailed to someone other
someone other than the undersigned.                                                 than the undersigned, or to the undersigned at
                                                                                    an address other than that shown above.

Issue and Mail Shares of the Common Stock to:                                       Mail Shares of the Common Stock to:

Name:                                                                               Name:
     ------------------------------------------------------                              -------------------------------------------
                             (Please Print)                                                             (Please Print)

Address:                                                                            Address:
        ---------------------------------------------------                                 ----------------------------------------
                             (Include Zip Code)                                                      (Include Zip Code)


-----------------------------------------------------------                              -------------------------------------------
        (Tax Identification or Social Security No.)                                      (Tax Identification or Social Security No.)


         The undersigned understands that tender of any of the Warrants pursuant to any of the procedures described in the Prospectus under the caption "THE EXCHANGE OFFER--Procedure for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer set forth in the Prospectus and this Letter of Transmittal. The undersigned further understands that no interest will be paid with respect to the shares of Common Stock (and/or any cash payment in lieu of fractional interests) to be issued and delivered to the undersigned in exchange for the undersigned's Warrants tendered hereby by reason of any delay in effecting such exchange or otherwise.

                      TENDERING WARRANT HOLDER(S) SIGN HERE
                    (Also complete Substitute Form W-9 Below)


--------------------------------  ----------------------------------------------
       Signature of Holder        Social Security Number or Taxpayer I.D. Number

--------------------------------  ----------------------------------------------
       Signature of Holder        Social Security Number or Taxpayer I.D. Number


Dated:                   , 1997

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the tendered Warrants or a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person should be indicated. See Instruction 3.)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------


================================================================================

                            GUARANTEE OF SIGNATURE(S)
                     (Only if Required -- See Instruction 3)


Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Title:
      --------------------------------------------------------------------------

Name of Eligible Institution:
                             ---------------------------------------------------

Address:
        ------------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Dated:                   , 1997
      -------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

         1. Delivery of this Letter of Transmittal and Warrants; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used to exchange Warrants for shares of Common Stock either if Warrants are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders of Warrants are to be made pursuant to the procedures for delivery by book-entry transfer set forth under "The Exchange Offer--Procedure for Tendering" in the Prospectus. Accordingly, certificates for all physically delivered Warrants or Book-Entry Confirmation of the tender of such Warrants, as the case may be, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof, or an Agent's Message in connection with a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Warrants or Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of each holder of Warrants and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Warrant holders use an overnight or hand delivery service providing for receipted delivery.

         Holders whose Warrants are not immediately available or who cannot deliver their Warrants and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Warrants by delivering the Notice of Guaranteed Delivery form enclosed herewith, properly completed and duly executed by an Eligible Institution (as defined below--see Instruction 3), or by delivering an Agent's Message with respect to guaranteed delivery, in each case pursuant to the guaranteed delivery procedure set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedure." To be effective, such Notice of Guaranteed Delivery must be: (i) made by or through an Eligible Institution, (ii) received by the Exchange Agent on or prior to the Expiration Date, and (iii) followed, within three business days after delivery of the Notice of Guaranteed Delivery, by the tendered Warrants, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed copy of this Letter of Transmittal (or a facsimile hereof), or an Agent's Message in connection with a book-entry delivery, and any other documents required by this Letter of Transmittal.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Warrant holders, by execution of this Letter of Transmittal (or facsimile hereof), shall waive any right to receive notice of the acceptance of their Warrants for exchange.

         2. Withdrawals. Tenders of Warrants pursuant to the Exchange Offer are irrevocable, except that Warrants tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date and, unless previously accepted for exchange, at any time after 5:00 p.m., New York City time, on ______ __, 1997. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth herein. Any such notice of withdrawal must (i) specify the person named in this Letter of Transmittal as having tendered Warrants to be withdrawn, (ii) specify certificate numbers and designation of the Warrants to be withdrawn, (iii) specify the number of Warrants so being withdrawn, (iv) include a statement that such Warrant holder is withdrawing its tender of such Warrants for exchange, (v) include the name of the registered Warrant holder of such Warrants, and (vi) be signed by the Warrant holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Warrants being withdrawn. The Exchange Agent will return the properly withdrawn Warrants promptly following receipt of notice of withdrawal.

         3. Guarantee of Signatures; Signature on this Letter of Transmittal; Written Instruments and Endorsements. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Warrants being tendered herewith (the term "registered holder" for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of such Warrants) unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Exchange Instructions" on this Letter of Transmittal or (ii) such Warrants are tendered for the account of a financial institution (a commercial bank, savings and loan association, credit union, or brokerage house) that is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program ("Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If Warrants are registered in the name of a person other than the signer of this Letter of Transmittal, the tendered Warrants must be endorsed or accompanied by an appropriate instrument of transfer, signed exactly as the name or names of the registered owner or owners appear on the Warrants, with the signatures on the Warrants or instrument of transfer guaranteed as aforesaid.

         If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

         If any of the Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Warrants registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Warrants.

         When this Letter of Transmittal is signed by the registered holder or holders of Warrants listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Warrants listed, the tendered Warrants must be endorsed or accompanied by separate written instrument of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder or holders, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Warrants with the signatures on the Warrants or instrument of transfer guaranteed as aforesaid.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such capacity when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         4. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the exchange of Warrants pursuant to the Exchange Offer. If, however, certificates representing Common Stock issued pursuant to the Exchange Offer or substitute certificates evidencing Warrants not exchanged are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Warrants tendered hereby, or if tendered Warrants are recorded in the name of any person other than the person signing this letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Warrants to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Warrant holder or any other person) will be payable by the tendering Warrant holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Warrant holder.

         5. Special Exchange and Delivery Instructions; Mutilated, Lost, Stolen or Destroyed Warrants. If shares of the Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if shares of the Common Stock are to be sent (or unexchanged Warrants returned) to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         Any holder whose Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         6. Requests for Assistance or Additional Copies. All questions relating to the Exchange Offer, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Information Agent, as follows: D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, Tel:1-800/207-3158. In addition, all questions relating to procedures for tendering may be directed to the Exchange Agent, Continental Stock Transfer & Trust Company, at 212/509-4000, extension 535, or by mail at 2 Broadway, New York, New York 10004, Attention: Reorganization Department.

         7. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Warrants, and of notices of withdrawal of tendered Warrants, will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders of Warrants, or notices of withdrawal of tendered Warrants, that it determines are not in proper form or the acceptance of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Warrants covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal or any particular Warrant holder. None of the Company, the Information Agent, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or withdrawals or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

         8. Taxpayer Information and Substitute W-9. All Warrant holders

         All Warrant holders must complete Part 1 of the "Substitute Form W-9" set forth below by providing the Warrant holder's name, street address, city, and either (i) state and zip code, or (ii) country of residence. United States Warrant holders must also complete Part 2 of the "Substitute Form W-9" and all foreign Warrant holders must also complete Part 3 of the "Substitute Form W-9."

         United States Warrant holders

         United States federal income tax law requires that a United States holder who surrenders Warrants provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, if the surrendering holder is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the surrendering holder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made by the Company to the tendering holder may be subject to a 31% backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt persons (including, among others, all corporations) are not subject to these backup withholding and reporting requirements.


         To prevent the 31% backup withholding tax, each surrendering United States holder must provide his or her correct TIN by completing Part 2 of the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that the surrendering holder is awaiting a TIN) and that (a) the surrendering holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (b) the Internal Revenue Service has notified the surrendering holder that he or she is no longer subject to backup withholding or certify in accordance with the enclosed Guidelines that such surrendering holder is exempt from backup withholding. If shares of the Common Stock are to be issued in more than one name or in a name other than that of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         Foreign Warrant holders

         United States federal income tax law requires a foreign holder who surrenders Warrants to provide the Exchange Agent (as payor) with a certification of such holder's foreign status. If the Exchange Agent is not provided with the certification of foreign status, payments that are made by the Company to the surrendering holder (including but not limited to any future dividends on the Common Stock) may be subject to the 31% backup withholding tax.

         To prevent the 31% backup withholding tax, each surrendering foreign holder must certify, by completing Part A of Part 3 of the "Substitute Form W-9" set forth below, that such holder is not a United States citizen or United States resident (or that such holder is a foreign corporation, partnership, trust or estate). If shares of the Common Stock are to be issued in the name of a securities clearing organization, a bank or other financial institution, then an authorized representative of such institution must complete Part B of Part 3 of the "Substitute Form W-9" set forth below.

         If the shares of the Common Stock are to be owned jointly be more than one foreign holder, each such joint owner must complete a separate Part 3 of the "Substitute Form W-9."

                                                           PAYOR'S NAME:
                                  Continental Stock Transfer & Trust Company (As Exchange Agent)
------------------------------------------------------------------------------------------------------------------------------------
                           All Warrant holders must complete Part 1 and either Part 2 or
                           Part 3 (See Instruction 8).
                           _________________________________________________________________________________________________________

SUBSTITUTE                 PART 1: TO BE COMPLETED BY ALL WARRANT HOLDERS
Form W-9
                           _________________________________________________________________________________________________________

                           Name

                           _________________________________________________________________________________________________________

                           Address

                           _________________________________________________________________________________________________________

                           City, State, and ZIP code (or Country)

                           _________________________________________________________________________________________________________

                           PART 2: TAXPAYER IDENTIFICATION NUMBER (TO BE COMPLETED BY ALL UNITED
                           STATES WARRANT HOLDERS.)
                           (CHECK IF AWAITING TIN / /)

 .                                Enter your taxpayer               Social security number
                                 identification number                   ____-__-____
                               in the appropriate box:

                                                                    Employer identification number

                                                                         ____-_______

                           Certification. --Under penalties of perjury, I certify that:

                           (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am awaiting for a number to be issued to me), and

                           (2)  I am not subject to backup withholding either because I have not been notified by the Internal
                                Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           Signature _____________________________________________ Date _________________

------------------------------------------------------------------------------------------------------------------------------------


                            PART 3: CERTIFICATE OF FOREIGN STATUS -- COMPLETE EITHER PART A OR PART B. (TO
                            BE COMPLETED BY ALL FOREIGN WARRANT HOLDERS.)


Part A: Certification of    Under penalties of perjury, I certify that, to the
        Registered Holder   best of my knowledge and belief, I am not a United
                            States citizen or resident (or I am a foreign
                            corporation, partnership, trust or estate).

                            Signature _____________________________________________ Date _________________


Part B: Certification of    Under penalties of perjury, I certify that I am an
        Financial           authorized representative of the financial institution
        Institution         named below and that we have received from the
                            beneficial owner a Form W-8 or substitute form in
                            accordance with the provisions of Treasury Regulations
                            Section 1.6049-5(b)(2)(iv).


                            ________________________________________________________________________________________________________
                            Name of Financial Institution

                            Signature _____________________________________________ Date _________________

------------------------------------------------------------------------------------------------------------------------------------

      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         9. Solicited Tenders. The Company will pay to Soliciting Dealers (as hereinafter defined) a solicitation fee related to their solicitation efforts of $.05 per Warrant for any Warrants tendered and accepted for exchange and exchanged pursuant to the Exchange Offer; provided that no solicitation fee shall be payable with respect to Warrants beneficially owned (i) by any of the directors, executive officers or 5% stockholders of the Company who have indicated to the Company their current intent to tender their Warrants, (ii) by any employee of the Company or its affiliates or (iii) by the Soliciting Dealer. The term "Soliciting Dealer" shall mean (x) any broker or dealer in securities that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (y) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member or (z) any bank or trust company.

         No such solicitation fee shall be payable to a Soliciting Dealer with respect to any tender of Warrants pursuant to this Letter of Transmittal unless this Letter of Transmittal specifically designates where indicated above such Soliciting Dealer as having solicited and obtained the tender of the Warrants covered thereby. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Warrants by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Warrants are being delivered by book-entry transfer or pursuant to the guaranteed delivery procedure, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within five business days after the Expiration Date to receive a solicitation fee. All questions as to the validity, form or eligibility (including time of receipt) of Notice of Solicited Tenders will be determined by the Company, whose determination will be final and binding. None of the Company, the Exchange Agent, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give any such notification. The Company reserves the absolute right not to pay any solicitation fees that would, in the opinion of counsel for the Company, be unlawful or violate the regulations of any national securities exchange or the NASD. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent or the Information Agent for purposes of the Exchange Offer.

         10. Inadequate space. If the space provided in this Letter of Transmittal is inadequate, list and attach hereto on a separate schedule the Warrant certificate numbers, the number of Warrants represented thereby, the number of Warrants being tendered and the Series of Warrant.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR WARRANTS AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                    REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       AND
               SERIES B REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       OF
                           MAXCOR FINANCIAL GROUP INC.

         This form or one substantially equivalent hereto, or an Agent's Message with respect to guaranteed delivery, must be used to accept the Exchange Offer of Maxcor Financial Group Inc. ("Company") made pursuant to the Prospectus dated October __, 1997 ("Prospectus") and the accompanying Letter of Transmittal, if certificates for the Warrants are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer or if the procedures for book-entry transfer cannot be completed on a timely basis. This form may be delivered by hand or transmitted by facsimile transmission or by mail to the Exchange Agent. See "THE EXCHANGE OFFER--Procedures for Tendering" and "--Guaranteed Delivery Procedure" in the Prospectus. Defined terms used in this Notice of Guaranteed Delivery without separate definition shall have the meaning herein as is assigned to such terms in the Prospectus.

                                 EXCHANGE AGENT:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

            By Mail:                  By Overnight Courier:                  By Hand:
   Continental Stock Transfer       Continental Stock Transfer     Continental Stock Transfer &
        & Trust Company                  & Trust Company                   Trust Company
           2 Broadway                       2 Broadway                2 Broadway, 19th Floor
       New York, NY 10004               New York, NY 10004              New York, NY 10004
Attn: Reorganization Department  Attn: Reorganization Department  Attn: Reorganization Department
 (registered or certified mail
          recommended)

                                  By Facsimile:
                           Continental Stock Transfer
                                 & Trust Company
                         Attn: Reorganization Department
                             Fax No. (212) 509-5150
                        (For Eligible Institutions Only)
                              Confirm by telephone:
                          Telephone no. (212) 509-4000,
                                    ext. 535

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal itself.

Ladies & Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, as each may be amended from time to time, the Series and number of Warrants set forth below, pursuant to the guaranteed delivery procedure set forth under the caption "THE EXCHANGE OFFER--Guaranteed Delivery Procedure" in the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Warrants as set forth in the Letter of Transmittal.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or      Name(s) of Registered Holder(s):
Authorized Signatory:


-------------------------------------------  -----------------------------------

-------------------------------------------  -----------------------------------
                                                      (Please Print)

Warrants Tendered Hereby:
-------------------------
                                             Address:
                                                     ---------------------------

Series A Warrants
-----------------
Certificate Warrant Nos. (if available)
                                       ----
                                             -----------------------------------

-------------------------------------------  Tel. No.(s)
                                                        ------------------------
Number of Warrants Tendered
                           ----------------
                                             If Warrants will be delivered by
Series B Warrants                            book-entry transfer through the
-----------------                            Depository Trust Company, check the
Certificate Warrant Nos. (if available)      box below and provide account
                                       ----  number.

-------------------------------------------  / / The Depository Trust Company
                                             Account Number:
Number of Warrants Tendered                                 --------------------
                            ----------------

                                             Dated:
--------------------------------------------       -----------------------------

                                    GUARANTEE
                    (Not to be used for signature guarantees)

         The undersigned, a financial institution (a commercial bank, savings and loan association, credit union or brokerage house) that is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (a) represents that each holder of Warrants on whose behalf this tender is being made "own(s)" the Warrants covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that the tender of Warrants effected hereby complies with such Rule 14e-4, and
(c) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, (i) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery of Warrants, together with (ii) either certificates representing the Warrants tendered hereby in proper form for transfer or timely confirmation of the book-entry transfer of such Warrants into the Exchange Agent's account at the Depository Trust Company, and (iii) any other required documents, will be deposited by the undersigned with the Exchange Agent.

         The undersigned acknowledges that it must deliver the Letter of Transmittal and Warrants tendered hereby to the Exchange Agent within the time set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:__________________________________      Authorized Signature:

Address:_______________________________________      ________________________________________________

_______________________________________________      Print Name:_____________________________________

Area Code and Telephone No:____________________      Title:__________________________________________

_______________________________________________      Date:___________________________________________

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